THE YACKTMAN FUNDS, INC.

                            THE YACKTMAN SMOKESCREEN


                                                               November 5, 1998


Dear Fellow Shareholder,

         Notwithstanding the SMOKESCREEN TACTICS of Yacktman, this conflict is in reality about a non-performing service provider -- Yacktman -- and the efforts of the Independent Directors to address serious management issues. Unacceptably poor performance and the outflow of assets from the funds are the SYMPTOMS; shortage of professional resources coupled with entrenched and growing nepotism at Yacktman (see enclosed chart), prospective portfolio risk, lack of respect for rules as embodied in the Code of Ethics, and investment style shift are the DISEASE. As evidenced by HIS PROXY STATEMENT AND PUBLIC STATEMENTS, Donald Yacktman's display of personal animosity is a sad and complicating factor.

         DISREGARD ANY BLUE YACKTMAN PROXY CARD YOU RECEIVE AND SUPPORT THE TRULY INDEPENDENT DIRECTORS BY VOTING AGAINST PROPOSALS 1, 2 AND 4, TO WITHHOLD YOUR VOTING AUTHORITY ON PROPOSAL 3, AND VOTE FOR PROPOSAL 5 ON YOUR FUNDS' WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-PAID ENVELOPE.

         HISTORY MAY BE REPEATING ITSELF. In an October 10, 1998 CHICAGO TRIBUNE article, Donald Yacktman's boss at his former fund, Gerald Cole, is quoted -- "WE HAD THE SAME CONCERNS, PROBLEMS, AND DISCUSSIONS WITH DON WHEN HE MANAGED SELECTED AMERICAN SHARES. THE SHAREHOLDERS WERE NOT GETTING WHAT THEY BOUGHT WHEN THEY INVESTED WITH THE FUND, AND IT IMPACTED HIS PERFORMANCE WITHIN HIS PEER GROUP."

           YACKTMAN HAS THE CHRONOLOGY OF EVENTS ABSOLUTELY BACKWARDS

o The Independent Directors have for MORE THAN A YEAR questioned YACKTMAN about STYLE SHIFT, DETERIORATING PERFORMANCE, ETHICS CODE VIOLATIONS, AND PROFESSIONAL STAFF INADEQUACIES. As a director and officer of The Funds, Jon Carlson supported the ongoing efforts of the Independent Directors to resolve these problems, and tried to encourage the Yacktman organization to respond to these legitimate concerns. MR. CARLSON, IN EFFECT, PUT HIS JOB ON THE LINE TO DEFEND THE INTERESTS OF THE SHAREHOLDERS, AND HE LOST HIS JOB IN JUNE BECAUSE HE HAD DONE SO.

o The Independent Directors continued THEIR TOUGH QUESTIONING OF YACKTMAN OVER THIS PAST SUMMER. In response, in an unprecedented move in the mutual funds industry, Donald Yacktman asked for their resignations on September 16, 1998. His reasoning apparently is: IF I CAN TERMINATE JON CARLSON, AN EMPLOYEE, FOR SPEAKING UP FOR SHAREHOLDERS, WHY NOT ALSO ATTEMPT TO "FIRE" THE INDEPENDENT DIRECTORS FOR PERFORMING THEIR "WATCHDOG" DUTIES?

o The Yacktman description of the possible marketing relationship with the Lead Director, Stanislaw ("Stas") Maliszewski, is not only BACKWARDS BUT ALSO TOTALLY MISLEADING AND INACCURATE. Mr. Maliszewski is an independent marketing representive for institutional investment firms, and the Yacktman organization APPROACHED HIM IN LATE 1996 FOR ASSISTANCE IN MARKETING TO LARGE PENSION AND ENDOWMENT FUNDS AND THE CONSULTANTS TO THESE FUNDS. Unfortunately, the Yacktman performance and professional staffing problems and ethics violations began to surface in 1997 and Mr. Maliszewski, as graciously as possible, withdrew from his marketing representative discussions with Yacktman. The discussions finally broke off in March of this year.

        U.S. DISTRICT COURT AND SECURITIES AND EXCHANGE COMMISSION (SEC)
                         BACK THE INDEPENDENT DIRECTORS

o On October 23, 1998 the United States District Court for The District of Maryland OVERTURNED a decision of a Maryland State Court that had been rendered one week earlier. This reversal agreed with a letter from the office of the General Counsel of the Securities and Exchange Commission, dated October 16, 1998.

o In its letter, the SEC stated that requiring directors to pay out of their own pockets legal expenses and proxy costs incurred in the performance of their "WATCHDOG" RESPONSIBILITIES "COULD UNDERMINE THE IMPORTANT ROLE OF INDEPENDENT DIRECTORS OF REGISTERED COMPANIES (MUTUAL FUNDS) UNDER THE ACT." If the law were otherwise, as the Maryland court had erroneously ruled, who would ever serve as an independent director for a mutual fund?

o Yacktman INITIATED BOTH THIS PROXY FIGHT AND THE LAWSUIT in Maryland state court. As fiduciaries representing the interests of shareholders, the Independent Directors MUST OBVIOUSLY BE ABLE TO CHALLENGE SUCH SELF-SERVING ACTIONS INITIATED BY NON-PERFORMING SERVICE PROVIDERS, INCLUDING YACKTMAN.

          YACKTMAN IS ONLY ONE OF MANY SERVICE PROVIDERS FOR THE FUNDS
               AND CAN BE REPLACED WITHOUT CHANGING OTHER VENDORS

o Your board of Directors has outsourced the key functions below to highly qualified, but most importantly, different service providers. These independent vendors:
         1) Invest your money (Yacktman's job).
         2) Maintain shareholder records.
         3) Respond to existing and prospective shareholder questions.
         4) Maintain custody of The Funds' assets and account for the assets.
         5) File necessary regulatory reports, including those to the Internal Revenue Service and the Securities and Exchange Commission.

         IF CIRCUMSTANCES REQUIRE A SUCCESSOR TO YACKTMAN, YOUR BOARD WILL HIRE AN INVESTMENT ADVISER WITH A HIGHLY COMPETITIVE PERFORMANCE RECORD, A DEEP AND EXPERIENCED PROFESSIONAL STAFF, AND AN INVESTMENT APPROACH THAT MEETS YOUR EXPECTATIONS.

         Please vote AGAINST proposals 1, 2 and 4, to WITHHOLD your voting authority on proposal 3, and vote FOR proposal 5, on the enclosed WHITE proxy card. Sign, date and return it to The Yacktman Funds as soon as possible. For more information, call 1-800-248-5976.


                                    The Board of Directors*
                                    The Yacktman Funds, Inc.


*Messrs. Yacktman and Ball dissenting

                        THE ENTIRE YACKTMAN ORGANIZATION
                                 WHICH MANAGES

                          $800 MILLION PLUS IN ASSETS
                       100 PLUS SEPARATE PRIVATE ACCOUNTS
                            2 OPEN-END MUTUAL FUNDS



                       |---------------------------------------------------|
                       |                   Don Yacktman                    |
                       |  CIO & portfolio manager for 80 private accounts  |
                       |              mutual funds' director               |
                       |                      age 57                       |
                       |--------------------------|------------------------|
                                                  |
                     |----------------------------|---------------------------|
                     |                                                        |
|--------------------|------------------------|         |---------------------|----------------------|
|               Steve Yacktman                |         |                  Ron Ball                  |
|     analyst/trader/portfolio manager/       |         |  portfolio manager for 25 private accounts |  |------------------------|
|              research/systems               |         |      not involved in funds' investments    |  |     Support Staff      |
|              YACKTMAN FAMILY                |         |   (assumed marketing function as of 8/98)  |  |     -------------      |
|                   age 28                    |         |           mutual funds' director           |  |                        |
|                                             |         |                   age 57                   |  |administrative assistant|
|--------------------|------------------------|         |---------------------|----------------------|  |                        |
                                                                              |                         |                        |
                     |                                                        |                         |   account reconciler   |
                                                                              |                         |    YACKTMAN FAMILY     |
|--------------------|------------------------|         |---------------------|----------------------|  |      BY MARRIAGE       |
|                                             |         |                                            |  |                        |
|          trading/research/portfolio         |         |  marketing & service provider coordinator  |  |                        |
|         management/marketing trainee        |         |       maternity leave Nov 98-Feb 99        |  |     receptionist/      |
|  (hired 8/98 with no investment experience) |         |                   age 34                   |  |       secretary        |
|         YACKTMAN FAMILY BY MARRIAGE         |         |                                            |  |------------------------|
|                   age 26                    |         |                                            |
|---------------------------------------------|         |--------------------------------------------|

AN ORGANIZATION WITH THIS MANY ACCOUNTS WOULD TYPICALLY HAVE MANY TIMES THE NUMBER OF
        INVESTMENT PROFESSIONALS AS EMPLOYED BY YACKTMAN AS OF 10/23/98.
